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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of H&R Block, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melanie
K. Coleman, Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ MELANIE K. COLEMAN
                                               ---------------------------------
                                               Melanie K. Coleman
                                               Principal Accounting Officer
                                               H&R Block, Inc.
                                               December 10, 2003